                           GULFSTREAM AEROSPACE CORPORATION
                        SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                           (Effective as of April 1, 1991)

                           GULFSTREAM AEROSPACE CORPORATION
                        SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                           (Effective as of April 1, 1991)

                                  TABLE OF CONTENTS



                     ARTICLE I.  ESTABLISHMENT AND PURPOSE


1.1                  Establishment of Plan                               1
1.2                  Purpose of Plan                                     1


                     ARTICLE II.  DEFINITIONS

2.1                  Aerospace Plan                                      2
2.2                  Affiliate                                           2
2.3                  Beneficiary                                         2
2.4                  Boards of Directors                                 2
2.5                  Committee                                           2
2.6                  Companies                                           2
2.7                  Earliest Retirement Age                             2
2.8                  Employee                                            2
2.9                  Employer                                            3
2.10                 Participant                                         3
2.11                 Qualified Joint and Survivor Annuity                3
2.12                 Supplemental Plan                                   3
2.13                 Technologies Plan                                   3
2.14                 Vesting Service                                     3


                     ARTICLE III.  ELIGIBILITY AND PARTICIPATION

3.1                  Eligibility                                         4
3.2                  Participation                                       4


                     ARTICLE IV.  BENEFITS

4.1                  Supplemental Retirement Benefits                    5
4.2                  Deferred Supplemental Retirement Benefits           8
4.3                  Form of Payment                                     9
4.4                  Preretirement Death Benefits                        9
4.5                  Payment of Small Amounts                           11

                           GULFSTREAM AEROSPACE CORPORATION
                        SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                           (Effective as of April 1, 1991)

                                  TABLE OF CONTENTS
                                    (Continued)

                     ARTICLE V.  FINANCING

5.1                  Financing                                          12
5.2                  Unsecured Interest                                 12


                     ARTICLE VI.  BENEFICIARY

6.1                  Payments to Beneficiary                            13


                     ARTICLE VII.  ADMINISTRATION

7.1                  Administration                                     14
7.2                  Appeals from Denial of Claims                      14
7.3                  Tax Withholding                                    16
7.4                  Expenses                                           16


                     ARTICLE VIII. ADOPTION OF THE PLAN BY AFFILIATE; AMENDMENT AND TERMINATION OF THE PLAN

8.1                  Adoption of the Plan by Affiliate                  17
8.2                  Amendment and Termination                          17


                     ARTICLE IX.  MISCELLANEOUS PROVISIONS

9.1                  No Contract of Employment                          18
9.2                  Severability                                       18
9.3                  Applicable Law                                     18

                           GULFSTREAM AEROSPACE CORPORATION

                        SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                           (Effective as of April 1, 1991)

                        ARTICLE I.  ESTABLISHMENT AND PURPOSE


    1.1  ESTABLISHMENT OF PLAN.  Gulfstream Aerospace Corporation
(Georgia) and Gulfstream Aerospace Corporation (Oklahoma) hereby establish a supplemental retirement plan for selected Employees. The plan is effective April 1, 1991 and shall be known as the Gulfstream Aerospace Corporation Supplemental Executive Retirement Plan (the "Supplemental Plan").
The Supplemental Plan is an unfunded plan of deferred compensation for a select group of management or highly compensated employees. The Supplemental Plan, therefore, is intended to be exempt from the participation, vesting, funding, and fiduciary requirements of Title I of the Employee Retirement Income Security Act of 1974.

    1.2 PURPOSE OF PLAN. The purpose of this Supplemental Plan is to ensure that selected Employees receive a total retirement benefit equal to the amounts that would have been payable under the Gulfstream Aerospace Corporation Pension Plan and the Gulfstream Aerospace Technologies Salaried Employees' Pension Plan if those plans had not been amended in certain respects to comply with the Tax Reform Act of 1986.

                               ARTICLE II.  DEFINITIONS

    Whenever used in this Supplemental Plan, the following terms shall have the meanings set forth below unless otherwise expressly provided. When the defined meaning is intended, the term is capitalized. The definition of any term in the singular shall also include the plural, whichever is appropriate in the context.

    2.1 "AEROSPACE PLAN" means the Gulfstream Aerospace Corporation Pension Plan, as it may be amended from time to time.

    2.2 "AFFILIATE" means any corporation, association, joint venture, proprietorship, or partnership while it is connected with a Company through stock ownership, common control, membership in an affiliated service group, or otherwise within the meaning of section 414(b), (c), (m), and (o) of the Internal Revenue Code of 1986.

    2.3 "BENEFICIARY" means the Participant's "Beneficiary" as determined under the Aerospace Plan or the Technologies Plan (as applicable).

    2.4  "BOARDS OF DIRECTORS"  means the Boards of Directors of the Companies.

    2.5 "COMMITTEE" means the committee appointed by the Boards of Directors to administer the Plan.

    2.6 "COMPANIES" means Gulfstream Aerospace Corporation (Georgia) and Gulfstream Aerospace Corporation (Oklahoma).

    2.7 "EARLIEST RETIREMENT AGE" means the earliest date on which a Participant could begin to receive benefits under section 4.1.

    2.8 "EMPLOYEE" means any person who is employed by an Employer. Where the context requires, the term "Employee" shall also refer to a former Employee.

    2.9 "EMPLOYER" means the Companies and any Affiliate that elects to become a party to the Supplemental Plan with the approval of the Companies.

    2.10 "PARTICIPANT" means an individual who has met and continues to meet the eligibility requirements described in section 3.1.

    2.11 "QUALIFIED JOINT AND SURVIVOR ANNUITY" means the "Qualified Joint and Survivor Annuity" as defined in the Aerospace Plan or the Technologies Plan (as applicable).

    2.12 "SUPPLEMENTAL PLAN" means this Gulfstream Aerospace Corporation Supplemental Executive Retirement Plan, as it may be amended from time to time.

    2.13 "TECHNOLOGIES PLAN" means the Gulfstream Aerospace Technologies Salaried Employees' Pension Plan, as it may be amended from time to time.

    2.14 "VESTING SERVICE" means "Vesting Service" as determined under the Aerospace Plan.

                     ARTICLE III.  ELIGIBILITY AND PARTICIPATION

    3.1 ELIGIBILITY . An Employee shall be eligible to participate in this Supplemental Plan if--

    (a) he or she is (or, at his or her termination of employment, was) a member of a select group of management or highly compensated employees; and

    (b) he or she is designated as eligible to participate by the Committee.

    3.2 PARTICIPATION. Unless otherwise specified by the Committee, an Employee who has satisfied the eligibility requirements of section 3.1 shall become a Participant on the first day of the month following the date on which the Committee designates the Employee as a Participant.

                                ARTICLE IV.  BENEFITS

    4.1  SUPPLEMENTAL RETIREMENT BENEFITS.

    (a) ELIGIBILITY. A Participant who terminates employment after becoming eligible for a benefit under the Aerospace Plan or the Technologies Plan shall be eligible for a benefit under this Supplemental Plan.

    (b)  AMOUNT.

         (1) AEROSPACE PLAN PARTICIPANTS. A Participant eligible for a benefit under the Aerospace Plan shall be entitled to a monthly benefit under this Supplemental Plan equal to--

              (A) the monthly benefit that would have been payable to the Participant under the Aerospace Plan in the form of a single life annuity if the benefit accrued by the Participant (if any) for the period from January 1, 1989 through December 31, 1990 had been calculated under section
                   5.1 of the Aerospace Plan as in effect on December 31, 1988, but limited in accordance with section 401(a)(17) of the Internal Revenue Code;

              reduced by--

              (B) the monthly benefit that is payable to the Participant under the Aerospace Plan in the form of a single life annuity.

         (2) TECHNOLOGIES PLAN PARTICIPANTS. A Participant eligible for a benefit under the Technologies Plan shall be entitled to a monthly benefit under this Supplemental Plan equal to--

              (A) the monthly benefit that would have been payable to the Participant under the Technologies Plan in the form of a single life annuity if this benefit had been calculated under section 5.1 of the Technologies Plan as in effect on December 31, 1988, but limited in accordance with section 401(a)(17) of the Internal Revenue Code;

              reduced by--

              (B) the monthly benefit that is payable to the Participant under the Technologies Plan in the form of a single life annuity.

         (3) In the case of a Participant whose benefits commence prior to attaining age 65, the monthly benefit amounts described in paragraphs (1) and (2) shall be reduced in accordance with the reduction factors for early retirement provided in the Aerospace Plan or the Technologies Plan (as applicable).

    (c)  COMMENCEMENT.

         (1)  AEROSPACE PLAN PARTICIPANTS.  Subject to paragraph (3)
              (commencing benefits at age 70 1/2) and section 4.2 (providing for deferred benefits), monthly supplemental retirement benefits shall begin as follows for Participants who are eligible for a benefit under the Aerospace Plan.

              (A) In the case of any such Participant who has completed at least 20 years of Vesting Service, benefits shall begin as of the first day of the month that coincides with or next follows the later of--

                   (i)     the Participant's termination of employment; or

                   (ii)    the date on which the Participant attains age 50.

              (B) In the case of any such Participant who is hired before October 1, 1988 and who has not completed at least 20 years of Vesting Service, benefits shall begin as of the first day of the month that coincides with or next follows the later of--

                   (i)     the Participant's termination of employment; or

                   (ii)     the date on which the Participant attains age 60.

              (C) In the case of any such Participant who is hired on or after October 1, 1988 and who has completed at least ten years (but fewer than 20 years) of Vesting Service, benefits shall begin as of the first day of the month that coincides with or next follows the later of--

                   (i)     the Participant's termination of employment; or

                   (ii)    the date on which the Participant attains age 60.

              (D) In the case of any such Participant who is hired on or after October 1, 1988 and who has not completed at least ten years of Vesting Service, benefits shall begin as of the first day of the month that coincides with or next follows the later of--

                   (i)     the Participant's termination of employment; or

                   (ii)    the date on which the Participant attains age 65.

         (2) TECHNOLOGIES PLAN PARTICIPANTS. Subject to paragraph (3) (commencing benefits at age 70 1/2) and section 4.2 (providing for deferred benefits), monthly supplemental retirement benefits for Participants who are eligible for a benefit under the Technologies Plan shall begin as of the first day of the month that coincides with or next follows the later of--

              (A)  the Participant's termination of employment; or

              (B)  the date on which the Participant attains age 55.

         (3) REQUIRED COMMENCEMENT DATE. In any event monthly supplemental retirement benefits shall begin no later than the April 1 following the calendar year in which the Participant attains age 70 1/2, in accordance with section 401(a)(9) of the Internal Revenue Code.

    4.2  DEFERRED SUPPLEMENTAL RETIREMENT BENEFITS.

    (a) DELAYED COMMENCEMENT. The Committee, in its sole and absolute discretion, may delay the commencement of a retirement benefit payable under section 4.1 beyond the applicable date specified in section 4.1(c). Monthly retirement benefits may begin as of the first day of any month following the date so specified, as provided by the Committee, but in no event may the Committee delay the commencement date of benefits past the first day of the month that coincides with or next follows the date on which the Participant attains age 65.

    (b) AMOUNT. If the Committee elects to delay the commencement of a Participant's retirement benefit under subsection (a), the amount payable as of the delayed commencement date shall be adjusted in accordance with the Aerospace Plan or the Technologies Plan (as applicable) to reflect this delay.

    4.3  FORM OF PAYMENT.

    (a)  NORMAL FORM.  Except as otherwise provided in subsection (b) and section 4.5 (regarding payment of small amounts), benefits under sections 4.1 and 4.2 shall be paid in the form of--

         (1) a single life annuity for a Participant who is not married when benefit payments under this Supplemental Plan begin; or

         (2) a Qualified Joint and Survivor Annuity for a Participant who is married when benefit payments under this Supplemental Plan begin.

    (b) OPTIONAL FORMS. In lieu of the normal form of payment described in subsection (a), the Committee may direct, in its sole and absolute discretion, that benefits under this Supplemental Plan be paid in one of the optional forms of payment available under the Aerospace Plan or the Technologies Plan (as applicable). Monthly payments under any optional form of payment shall be adjusted in the manner described in the Aerospace Plan or the Technologies Plan (as applicable) so that payments under the optional form are the actuarial equivalent of payments under the normal form described in subsection (a).

    4.4  PRERETIREMENT DEATH BENEFITS.

    (a) ELIGIBILITY. The surviving spouse of a married Participant shall be eligible to receive a monthly preretirement death benefit if the Participant dies after becoming eligible for a benefit under the Aerospace Plan or the Technologies Plan, but before benefits under this Supplemental Plan begin.

    (b) AMOUNT. The monthly payments to an eligible surviving spouse under subsection (a) shall equal the amounts that would have been payable as a survivor annuity under the Qualified Joint and Survivor Annuity if--

         (1) in the case of a Participant who dies after attaining Earliest Retirement Age, the Participant had retired with an immediate Qualified Joint and Survivor Annuity on the day before his or her death; or

         (2) in the case of a Participant who dies on or before Earliest Retirement Age, the Participant had terminated employment on the date of death (if employment had not yet terminated), survived to Earliest Retirement Age, retired with an immediate Qualified Joint and Survivor Annuity on Earliest Retirement Age, and died on the day after the day on which he or she would have attained Earliest Retirement Age.

    (c) COMMENCEMENT. Preretirement death benefits shall begin as of the first day of the month that coincides with or next follows--

         (1) the date on which the Participant would have attained Earliest Retirement Age (in the case of a Participant who dies prior to attaining Earliest Retirement Age); or

         (2) the date of the Participant's death (in the case of a Participant who dies on or after attaining Earliest Retirement Age).

              Notwithstanding the foregoing, the Committee may elect, in its sole and absolute discretion, to delay commencement of the preretirement death benefit until the first day of any month that coincides with or next follows the date on which the Participant would have attained age 65. The monthly amount of any preretirement death benefit so delayed by the Committee shall be adjusted in accordance with the Aerospace Plan or the Technologies Plan (as applicable) to reflect this delay.

    4.5 PAYMENT OF SMALL AMOUNTS. If the single sum actuarial equivalent of the monthly benefit payable to any person under the Supplemental Plan is less than $3,500, the Committee may direct, in its sole and absolute discretion, that the benefit shall be paid in a single sum as soon as practicable following the Participant's termination of employment or death (whichever is applicable). For this purpose, actuarial equivalence shall be determined in accordance with the actuarial assumptions described in the Aerospace Plan or the Technologies Plan (as applicable).

                                ARTICLE V.  FINANCING

    5.1 FINANCING. The benefits under this Supplemental Plan shall be paid out of the general assets of the Employers, except to the extent they are paid from the assets of a grantor trust established by an Employer to pay these benefits.

    5.2 UNSECURED INTEREST. No Participant shall have any interest whatsoever in any specific asset of the Employers. To the extent that any person acquires a right to receive payments under this Supplemental Plan, this right shall be no greater than the right of any unsecured general creditor of the Employers.

                               ARTICLE VI.  BENEFICIARY

    6.1 PAYMENTS TO BENEFICIARY. Upon the Participant's death, his or her Beneficiary shall receive any amount due under an optional form of payment described in section 4.3(b).

    If the Participant and the Beneficiary die before all benefits under the Supplemental Plan have been paid, these remaining benefits shall be paid as follows.

    (a) If the Beneficiary dies before the Participant, the present value of the benefits payable after the Participant's death shall be paid to the Participant's estate in a single sum.

    (b) If the Beneficiary dies after the Participant, the present value of the remaining payments shall be paid to the Beneficiary's estate in a single sum.

For these purposes, the determination of present value shall be made in accordance with the actuarial assumptions described in the Aerospace Plan or the Technologies Plan (as applicable).

                             ARTICLE VII.  ADMINISTRATION

    7.1 ADMINISTRATION. The Supplemental Plan shall be administered by the Committee. A majority of the members of the Committee at the time in office shall constitute a quorum for the transaction of business. All resolutions and other actions taken by the Committee at any meeting shall be by a majority vote of those present at the meeting. Upon the unanimous concurrence in writing of all Committee members, action of the Committee may be taken other than at a meeting.

The Committee shall have all powers necessary or appropriate to carry out the provisions of the Supplemental Plan. It may, from time to time, establish rules for the administration of the Supplemental Plan and the transaction of the Supplemental Plan's business.

The Committee shall have the exclusive right to make any finding of fact necessary or appropriate for any purpose under the Supplemental Plan, including, but not limited to, the determination of eligibility for and amount of any benefit.

The Committee shall have the exclusive right to interpret the terms and provisions of the Supplemental Plan and to determine any and all questions arising under the Supplemental Plan or in connection with its administration, including, without limitation, the right to remedy or resolve possible ambiguities, inconsistencies, or omissions by general rule or particular decision.

To the extent permitted by law, all findings of fact, determinations, interpretations, and decisions of the Committee shall be conclusive and binding upon all persons having or claiming to have any interest or right under the Supplemental Plan.

     7.2 APPEALS FROM DENIAL OF CLAIMS. If any claim for benefits under the Supplemental Plan is wholly or partially denied, the claimant shall be given notice in writing of the denial. This notice shall be in writing, within a reasonable period of time after receipt of the claim by the Committee. This period shall not exceed 90 days after receipt of the claim, except that if special circumstances require an extension of time, written notice of the extension shall be furnished to the claimant, and an additional 90 days will be considered reasonable.

This notice shall be written in a manner calculated to be understood by the claimant and shall set forth the following information:

    (a)     the specific reasons for the denial;

    (b) specific reference to the Supplemental Plan provisions on which the denial is based;

    (c) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why this material or information is necessary;

    (d) an explanation that a full and fair review by the Committee of the decision denying the claim may be requested by the claimant or an authorized representative by filing with the Committee, within 60 days after the notice has been received, a written request for the review; and

    (e) if this request is so filed, an explanation that the claimant or an authorized representative may review pertinent documents and submit issues and comments in writing within the same 60-day period specified in subsection (d).

The decision of the Committee upon review shall be made promptly, and not later than 60 days after the Committee's receipt of the request for review, unless special circumstances require an extension of time for processing. In this case the claimant shall be so notified, and a decision shall be rendered as soon as possible, but not later than 120 days after receipt of the request for review. If the claim is denied, wholly or in part, the claimant shall be given a copy of the decision promptly. The decision shall be in writing, shall include specific reasons for the denial, shall include specific references to the pertinent Supplemental Plan provisions on which the denial is based, and shall be written in a manner calculated to be understood by the claimant.

    7.3 TAX WITHHOLDING. An Employer may withhold from any payment under this Supplemental Plan any federal, state, or local taxes required by law to be withheld with respect to the payment and any sum the Employer may reasonably estimate as necessary to cover any taxes for which the Employer may be liable and that may be assessed with regard to the payment.

    7.4 EXPENSES. All expenses incurred in the administration of the Supplemental Plan shall be paid by the Companies.

                  ARTICLE VIII.  ADOPTION OF THE PLAN BY AFFILIATE;
                        AMENDMENT AND TERMINATION OF THE PLAN


    8.1 ADOPTION OF THE PLAN BY AFFILIATE. An Affiliate may adopt the Plan by appropriate action of its board of directors or authorized officers or representatives, subject to the approval of the Boards of Directors.

    8.2 AMENDMENT AND TERMINATION. The Companies hereby reserve the right to amend, modify, or terminate the Supplemental Plan at any time, and for any reason, by action of the Boards of Directors. However, no amendment or termination shall adversely affect benefits accrued prior to the date of the amendment or termination.

                        ARTICLE IX.  MISCELLANEOUS PROVISIONS

    9.1 NO CONTRACT OF EMPLOYMENT. Nothing contained in the Supplemental Plan shall be construed to give any Participant the right to be retained in the service of an Employer or to interfere with the right of an Employer to discharge a Participant at any time.

    9.2 SEVERABILITY. If any provision of this Supplemental Plan shall be held illegal or invalid, the illegality or invalidity shall not affect its remaining parts. The Supplemental Plan shall be construed and enforced as if it did not contain the illegal or invalid provision.

    9.3 APPLICABLE LAW. Except to the extent preempted by applicable federal law, this Supplemental Plan shall be governed by and construed in accordance with the laws of the State of Georgia.

                                 * * * * * * * * * *

    IN WITNESS WHEREOF, GULFSTREAM AEROSPACE CORPORATION (GEORGIA) and GULFSTREAM AEROSPACE CORPORATION (OKLAHOMA) have caused this instrument to be executed by their duly authorized officers, effective as of the date specified above.
                                                  GULFSTREAM AEROSPACE
                                                  CORPORATION (GEORGIA)

                                                  By: /s/ Richard A. Krajec
                                                      -------------------------
                                                  Title: Treasurer

ATTEST:

By: /s/ Donald L. Mayer
    ---------------------------
Title:  Vice President,
        General Counsel and
        Secretary


                                                  GULFSTREAM AEROSPACE
                                                  CORPORATION (OKLAHOMA)

                                                  By: /s/ Richard A. Krajec
                                                      -------------------------
                                                  Title: Treasurer


ATTEST:

By: /s/ Donald L. Mayer
    --------------------------
Title: Secretary